                                                                  Exhibit 10-a-1





                               NORDSON CORPORATION


                   1996 MANAGEMENT INCENTIVE COMPENSATION PLAN
                   -------------------------------------------


                                EXHIBITS 2 AND 3

                                                                  Exhibit 10-a-1
                                                                       EXHIBIT 2



                               NORDSON CORPORATION

                             TARGET INCENTIVE AWARDS

                                FY 1997 PLAN YEAR
                                -----------------



                                                                                           Target
     Position Title                           Incumbent                                Award Amount
     --------------                           ---------                                ------------
Vice Chairman and
Chief Executive Officer                     W. P. Madar                                 $  552,000

President
& Chief Operating Officer                   E. P. Campbell                                 280,000

Sr. Vice President                          J. E. Jackson                                  169,650

President -
Pacific South Division                      D. J. McLane                                   139,750

Vice President                              C. C. Bernadotte                               132,600

Vice President                              S. O. Dawson                                   130,000

Vice President                              M. Groos                                       105,519*

Vice President - Finance
& Controller                                N. D. Pellecchia                                97,900

Vice President - Law
and Assistant Secretary                     T. L. Moorhead                                  88,550

Vice President -
Manufacturing                               D. R. Bunch                                     87,450

Vice President - Corporate
Research and Technology                     R. G. Klein                                     87,450

Vice President -
Human Resources                             B. H. Fields                                    87,450

President - Nordson K.K.                    Y. Miyahara                                     77,687**
                                                                                        ----------


                                                     Aggregate Target Award:            $2,036,006
                                                                                        ==========

 *Represents DM 162,500 converted at the December 31, 1996
  exchange rate of 1.54 Deutsche marks to the U.S. $1.00

**Represents Yen 9,000,000 converted at the December 31, 1996 exchange rate of 115.85 Yen to the U.S. $1.00

                                                                  Exhibit 10-a-1
                                                                       EXHIBIT 3



                               NORDSON CORPORATION

                   1996 MANAGEMENT INCENTIVE COMPENSATION PLAN

                       FISCAL 1997 PERFORMANCE COMPONENTS
                       ----------------------------------



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          I.  RETURN ON AVERAGE                   II.  PROFITABILITY -
              INVESTED CAPITAL:                        EPS GROWTH:
              50% of Target Award                      50% of Target Award


--------------------------------------------------------------------------------

CORPORATE
  GOAL        16% Per Year                             Increase 15% Per Year


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

PAYOUT
TABLE                      % of Component     Earnings     % of Component
                  ROAIC   Of Target Award    Per Share    of Target Award
                  -----   ---------------    ---------    ---------------

                   8%              0%          *X=$2.92            0%
                  12%             75%      1.075X=$3.14           50%
                  16%+           150%      1.150X=$3.36          100%
                                           1.300X=$3.80+         150%

                  *X=Earnings Per Share for the previous plan year.


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